Exhibit 99.2
Pioneering A Cell Therapy Powerhouse ©2022 Sigilon Therapeutics, Inc. November 2022

Disclaimer

This presentation has been prepared by Sigilon Therapeutics, Inc. ("we," "us," "our," "Sigilon" or the "Company") and is made for informational purposes only and not for any other purpose. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. The Company has not independently verified, and Sigilon makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. The Company's internal research has not been verified by any independent source.

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: our current cash runway; our plans to withdraw our IND and CTAs and to close out activities for our Hemophilia Type A program in the second half of 2022; our expectations related to our manufacturing strategy and expansion strategy; the initiation, timing, progress and results of our research and development programs, preclinical studies and clinical trials, including the submission or withdrawal of INDs or CTAs for our product candidates and our expectations that SIG-002 will be a low PFO product candidate; our ability to advance any product candidates that we may develop and successfully complete any clinical studies, including the manufacture of any such product candidates; our ability to leverage our initial programs to develop additional product candidates using our SLTx platform; and our ability to successfully scale our manufacturing capabilities. Any forward-looking statements represent the Company's views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements, except as required by law. The Company's business is subject to substantial risks and uncertainties that could cause these statements to be inaccurate. Applicable risks and uncertainties include, among others, that we have incurred significant losses since inception and our need for additional funding; if we fail to achieve the expected financial and operational benefits of our corporate restructuring, the results of our investigation of our Phase 1/2 clinical trial in Hemophilia A or failure in clinical development of our diabetes or MPS-1 programs could adversely effect our business and may require us to discontinue or delay development of other product candidates, which are all based on the same SLTx platform; there may be SAEs in addition to the SAE reported in our Phase 1/2 clinical trial of SIG-001 in Hemophilia A, other undesirable side effects related to our product candidates or clinical studies, or limited efficacy of product candidates arising from our SLTx platform; the SLTx platform consists of novel technologies that are not yet clinically validated for human therapeutic use; that we do not have any results from the testing of any of our product candidates in clinical trials other than SIG-001 and any favorable preclinical results are not predictive of results that may be observed in clinical trials; the FDA or other regulators may request additional preclinical studies or clinical trials beyond those that we currently anticipate for our product candidates; and other risks and uncertainties identified under the heading "Risk Factors" and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and in any subsequent filings with the Securities and Exchange Commission. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

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MISSION: We aim to deliver functional cures to patients by harnessing the power of the human cell 3 Non - Confidential

Strong Foundation to Support Sustained Growth • Seminal work at MIT by Langer & Anderson with the discovery of Afibromer ™ • Sigilon created by Flagship Pioneering (2016) • Lilly partnership for T1D w/ $75M upfront + up to $415M milestones (2018) • NASDAQ: SGTX; IPO $145M (Dec 2020) • FIH in hemophilia A (Oct 2020) • Strong intellectual property • Cash runaway anticipated into 2024 Non - Confidential 4 Company Background Our Potential Attributes Host genome unaltered 1 Shielded allogeneic cells 2 Retrievable and redosable 3 Multiple tissue applicability 4 Established GMP manufacturing 5

5 Shielded Living Therapeutics ( SLTx ) Platform + + Manufacturing Placement Cells Sphere Non - Confidential

Industry Leaders with a Proven Track Record of Driving Value

Rogerio Vivaldi, MD, MBA
President, Chief Executive Officer
Spark · Bioverativ · SANOFI GENZYME

Philip Ashton-Rickardt, PhD
Chief Scientific Officer
AZTHERAPIES · SMITH

Matthew Kowalsky, JD
Chief Legal & Administrative Officer
PROTEON · SANOFI GENZYME · CUBIST

Olivia Kelly, PhD
SVP, Head of Diabetes Research
VIACYTE

Josias Pontes, MBA
SVP, Acting Chief Financial Officer
zafgen · SANOFI GENZYME · Juniper

May Orfali, MD, MBA
Chief Medical Officer
Pfizer · CANbridge · artisanpharma · CUBIST

Sarah Yuan, PhD
Chief Technical Operations Officer
2seventybio · sanofi · Biogen

Ajay Rai
SVP, Head of Business Development
Biogen · FREQUENCY

Bernd Kullmann, MBA
VP, Head of Operations & Project Management
BeiGene · MEDIVATION · Biogen · Mesirow

Robert Windsor Jr, J.D.
VP, Investor Relations
Jefferies · JPMorganChase · UBS

Board of Directors

Doug Cole, MD
Chairman, Flagship Pioneering

John Cox
Former CEO Repertoire

Stephen Oesterle MD
Former CTO, Medtronic PLC

Kavita Patel MD
The Brookings Institution

Robert Ruffolo, Jr., PhD
Former Head of R&D, Wyeth Pharmaceuticals

Eric Shaff, MBA
CEO Seres Therapeutics

Rogerio Vivaldi, MD, MBA
CEO Sigilon Therapeutics

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• No definitive link between SIG - 001 and inhibitors was established • No other tolerability or safety issues • Evidence of sustained FVIII activity was observed at the lowest dose ( 50 mL) for approximately 20 weeks after administration • During retrieval procedure, mature localized pericapsular fibrotic overgrowth (PFO) was observed • No organ or tissue fibrosis Hem A Phase 1/2 Safety And Dose Ranging Study Update • In July 2021, SAE reported • In November 2021, retrieval and PFO finding • In December 2021, reprioritized programs to focus on Diabetes, MPS - 1 and platform optimization • In Q3 2022, submitted Clinical Hold Response to FDA • IND/CTA withdrawal and close out activities for Hem A planned for Q4 22 • First time ever patients w/ Hem A dosed with an allogeneic cell therapy • Three patients dosed (300 million to more than a billion cells) with an allogeneic cell therapy for hemophilia A • The product was implantable and retrievable Safety & Factor VIII Investigation Timeline 7 Non - Confidential

Sigilon Encapsulated Drug Product Discovery Process Therapeutic concept Protein/Cell engineering Cell Encapsulation Optimization Lead Drug Product Optimization PFO/Efficacy Assessment Tox/PK - PD Assessment First in human • Sequence optimization • Cell line selection • Cell Engineering • Differentiation protocol optimization • Format • Viability • Productivity • Potency • Efficacy • PK/PD • Biomarker discovery • In vitro macrophage attachment • In vivo PFO ( huBLT ) • NHP/rodent Tox • PK/PD • Biomarker discovery Non - Confidential Prediction Models 8

9 PFO is a Complex Immunological Process Non - Confidential

Building Optimized Cell Therapies:
Steps to mitigate PFO risk and optimize Sigilon's SLTx platform

Cells


human cell

OPTIMIZATION:
- iPSC derived cells are less immunogenic than epithelial cells
- Exploring lower cell density through higher potency expression
- Exploring ImmunoQuiet cells to mitigate antigen response

Sphere


lets nutrients in
and proteins out

OPTIMIZATION:
- Strengthened sphere integrity and stability with the addition of dXL (ionic + covalent crosslinking = dXL)

Manufacturing



OPTIMIZATION:
- Cryopreserved drug substance expected to significantly decrease manufacturing lead times

Placement


spheres placed into the body release desired protein

OPTIMIZATION:
- Minimally invasive, interventional radiology guided sphere delivery with local anesthesia

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Developed Allogeneic PFO Prediction Methods Non - Confidential Macrophage Attachment Assay GO NO - GO huBLT mouse model PFO/Clumping Non - Human Primates Durable PK EXAMPLE 1 day 5 weeks 8 weeks 5 weeks 8 weeks 1 day 5 weeks 8 weeks 11

1) External surface of sphere • Macrophage attachment 2) Secretome • Inflammatory stimulation 3) Antigens • Adaptive Immunity to specific antigen activation Potential PFO Triggers Non - Confidential 12

Dual Crosslinking (dXL) Alginate Stabilized Afibromer and Spheres *In Vivo* in Preclinical Studies

Benefits of dXL

- Stabilizes spheres
- Minimizes Ba^{2+} content
- Supports cell viability and productivity
- Maintains potency
- Improves PFO mitigation



Afibromer Stability with dXL
% Afibromer relative to D0
100
50
0
D0
D28
D56
D84

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1) External surface of sphere • Macrophage attachment 2) Secretome • Inflammatory stimulation 3) Antigens • Adaptive Immunity to specific antigen activation Potential PFO Triggers Non - Confidential 14

No Evidence of PFO for SIG - 002 in Allogeneic hu - BLT Mice SIG-000 iXL SG1 SIG-005 25M iXL SG1 SIG-005 25M dXL SG1 SIG-002 dXL SG1 Polystyrene Beads 0 100 200 300 400 500 1000 1500 PFO Response at Day 35 (huBLT model) Total Weight of Clumped Spheres (mg) Clumps No Clumps We expect that SIG - 002 will be a low PFO clinical product • SIG - 002 has no PFO (same as negative control, empty spheres) • Positive control, polystyrene beads, shows higher level of PFO than SIG - 005 • SIG - 005 25 M/ml dXL has less PFO than SIG - 005 25 M/ml iXL Polystyrene Beads SIG - 005 dXL SG1 SIG - 005 iXL SG1 SIG - 002 dXL SG1 SIG - 000 iXL SG1 Non - Confidential 15

1) External surface of sphere • Macrophage attachment 2) Secretome • Inflammatory stimulation 3) Antigens • Adaptive Immunity to specific antigen activation Potential PFO Triggers Non - Confidential 16

• SIG - 005 non - toxic and well tolerated in NHP study • Edmonton protocol reduced antibodies to encapsulated cells & improved pharmacokinetic profile of SIG - 005, even in iXL spheres • Results corroborate current dosing assumptions Inhibition of Adaptive Immunity Improves PK of SIG - 005 Edmonton treated group had significantly higher IDUA activity levels measured in liver & spleen Group 1 SIG-005 - Edmonton Group 2 SIG-005 + Edmonton 0 2 4 6 8 Kidney ng IDUA/mg protein ✱✱✱ Non - Confidential 17

SLTx Encapsulation May Have Significant Advantages Over Naked Cell Therapies

SLTx PLATFORM – POTENTIAL ADVANTAGES

- No antibody-mediated cytotoxicity
- Known biology and IP landscape
- Minimal gene edits to reduce risk of off-target effects
- Designed to block antibody and immune cell infiltration, including pre-existing T1D autoantibody response

NAKED ISLET THERAPY – CHALLENGES

- Prone to antibody mediated cytotoxicity
- Uncertain biology and FTO
- Multi-gene edits increase risk of off-target effects
- Protection from autoantibody induced islet rejection of T1D is uncertain



Spheres block antibody effector mechanisms
Afibromer inhibits macrophage attachment
Macrophages
Spheres prevent direct or indirect immune rejection
Natural Killer Cell
Cytotoxic T-cell
Prevent allo-antigen induced immune response
Knockout
• β2M, CIITA (avoid direct rejection)
Cytotoxic T-cell
Overexpression
• CD47, CD24
Macrophages
Knock-in
• HLA-G-β2M-peptide
• HLA-E- β2M-peptide
Natural Killer Cell

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PROGRAM CELL PRODUCT/TYPE DISCOVERY LEAD OPTIMIZATION IND ENABLING PHASE 1/2 Prioritized Programs SIG - 002 – Type 1 Diabetes Insulin & others SIG - 105/205 – CNS MPS - 1 BBB - Human IDUA Lysosomal Diseases SIG - 207 – CNS Fabry BBB - Human GLA SIG - 218 – CNS MPS - 2 BBB - Human IDS SIG - 220 – MPS - 6 Human ARSB Liver Diseases SIG - XXX – Acute Liver Failure ApoL - IL10 SIG - XXX – Acute Liver Failure Human Hepatocyte SIG - XXX – Anemia Human Hepatocyte/EPO Target Validation Other Monogenic CNS Other IMD ImmunoOncology Q E I Q E Q E Q E I I Prioritized Pipeline Q E Q E Q E Q E + Covalent Dual Cross Linking ( dXL ) SIG - 002 iPSC derived Islets Target IND Submission H2 2024 Diabetes Program Constitutive Sense & Response I iPSC derived Q ImmunoQuiet E Epithelial Cell Target IND Submission H2 2024 Non - Confidential 19 SIG - 105 Expanded MPS - 1 Program SIG - 105 ARPE - 19 - LSD 2.0 (CNS targeting) + Covalent Dual Cross Linking ( dXL ) ImmunoQuiet * ARPE - 19 LSD 2.0 SIG - 205 + Covalent Dual Cross Linking ( dXL ) ImmunoQuiet (CNS targeting)

Diabetes Program 20 + Covalent Dual Cross Linking ( dXL ) SIG - 002 iPSC derived Islets Target IND Submission H2 2024 Non - Confidential Our Strategic Partner Partnership Overview Lilly’s Financial Commitment • Discover, develop and commercialize encapsulated cell therapy for T1D • Sigilon will create proprietary products and develop through IND • Eli Lilly responsible for clinical development and commercialization • $75 million up front • $415 million in milestones • Tiered single - to - low double - digit sales - based royalties

21 Differentiation Protocol Optimization Produces SC - islets with Improved Cell Profiles and Potency iPSC Mesendoderm Stage 1 Definitive Endoderm Stage 1 Primitive Gut Tube Stage 2 Foregut Endoderm Stage 3 Pancreatic Progenitors Stage 4 Pancreatic Endocrine Precursors Stage 5 Islets Immature Beta Cells Stage 6 Islets Maturing Beta Cells Stage 7 61% NKX6.1 C - Peptide Current Optimized SC - islets in vitro • Increased Beta Cells: Avg = 61% (STD* 5%) • Increased Insulin Content: Avg = 325 nU /cell (STD 92) • Increased “glucose - stimulated” Insulin Secretion : Avg = 75 pU /cell/ min (STD 41) Non - Confidential *STD= Standard deviation

22 SIG - 002: Efficacious in Immune - Deficient Diabetic Mice 10 weeks after implantation Non - Confidential 0 30 60 90 120 0 200 400 600 800 SG-VIVO7966-1 D70 Oral Glucose Tolerance Test Time (min) Blood Glucose (mg/dL)

Expanded MPS - 1 Program 23 SIG - 105 SIG - 105 ARPE - 19 - LSD 2.0 (CNS targeting) + Covalent Dual Cross Linking ( dXL ) ImmunoQuiet * ARPE - 19 LSD 2.0 SIG - 205 + Covalent Dual Cross Linking ( dXL ) ImmunoQuiet (CNS targeting) Non - Confidential • SOC (enzyme replacement therapy) requires life - long weekly administration and can be hampered by a short enzyme half - life • Preclinically, we have demonstrated enzyme transported to target tissues, even the hard - to - reach tissues like bone, heart and lungs Therapeutic efficacy Sub - therapeutic efficacy No therapeutic efficacy 0 50 100 150 200 Plasma Enzyme Level Time (hours) Traditional Therapies Pulsatile protein delivery (ERT) SLTx product • In Q4 2022, pivoting from SIG - 005 to an expanded MPS - 1 product candidate, SIG - 105 or SIG - 205 • Targeting new IND Submission in H2 2024 • Expect to withdraw the Clinical Trial Applications for SIG - 005 in Q4 2022 Our SLTx platform offers the potential for sustained substrate reduction (vs. peaks and troughs)

SIG - 005: Reduction of Substrate in Tissues After 6 Months of Treatment in Mice With MPS - 1 24 Untreated MPSI - H SIG - 005 * * * * * * * * * * * * 10x 10x 10x 10x 10x 10x 10x 10x 40x 40x 40x 40x 40x 40x 40x 40x MPS - 1: mucopolysaccharidosis type I; Images taken by NanoZoomer S60 with 20x Representative images taken from single untreated male mouse & single SIG - 005 treated male mouse Heart Lung Liver Kidney Zeiss 20x; Alcian blue; Black arrow indicates substrate ( Untx : G7 - 1; Tx: G3 - 1); * Glomerulus; * Bronchiole Non - Confidential

SIG-005: Phenotypic Correction in Bone After 6 Months of Treatment in Mice With MPS-1



Distal Femur – Sagittal View of Trabecular Areas
Untreated MPS-1H
SIG-005 Treated
Laronidase Treated
1 mm
F
F
F
1 mm
M
M
M



Zygomatic Arch – Total Bone Volume
Untreated MPS-1H
SIG-005-treated
Laronidase-treated
1 mm
F
F
F
1 mm
M
M
M

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Expanded MPS - 1 Program Will Enable Blood Brain Barrier Penetration BBB - penetrant Camelid HCAb BBB V H H Cargo Protein Half - life V H H Half - life extending Camelid HCAb VH + - 32% Technology Details Good systemic tissue penetration and functional activity towards target substrate Total Heparan sulfate reduction in systemic tissues 26 Liver Spleen Kidney Lung Heart 0 50 100 150 200 Total Heparan sulfate reduction in systemic tissues Percent of Untreated BBB-hIDUA Untreated ✱✱ ✱✱✱✱ ✱✱✱✱ ✱✱✱✱ ✱✱✱ Brain Heparan Sulfate Reduction BBB-hIDUA Untreated 0 50 100 Brain heparan sulfate reduction Percent of Untreated ✱✱✱✱ Liver Spleen Kidney Lung Heart 0 50 100 150 200 Total Heparan sulfate reduction in systemic tissues Percent of Untreated BBB-hIDUA Untreated ✱✱ ✱✱✱✱ ✱✱✱✱ ✱✱✱✱ ✱✱✱ Non - Confidential

27 Manufacturing Strategy – Long - Term Improvements to Enable Off - the - Shelf Allogeneic Products Non - Confidential • Scale up drug substance manufacturing • Automate and scale up drug product manufacturing • Develop cryopreserved drug product

• Acute • Chronic • CNS • Immune mediated Diseases (IMD) • Liver Diseases • Immuno - oncology Multiple Cell Lines Existing Technologies & Capabilities Allowing for the exploration of a broad range of indications, including: *Future Cells Source Future Expansion Strategy Non - Confidential Vision to become cell therapy powerhouse, leveraging encapsulation platform and manufacturing capabilities across multiple cell types to deliver groundbreaking and durable therapeutics 28 Epithelial cells (+ CNS) iPSC cells (undisclosed)* Process & Analytical Dev/MFG/Quality/Clinical Dev Cell encapsulation Translational models/humanized mice/ NHP/PFO assays Gene Editing/Blood Brain Barrier Transport/Protein Engineering iPSC islet derived cells

29 Upcoming Milestones • H2 2023: initiate IND - enabling studies for Type 1 Diabetes program with optimized spheres • H2 2023: initiate IND - enabling studies for Expanded MPS - 1 Program • Continued pipeline expansion • IND for Type 1 Diabetes • IND for Expanded MPS - 1 Program • IND enabling studies for 3 - 4 new targets 2023 2024 Non - Confidential